UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2012

CombiMatrix Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33523	47-0899439
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

310 Goddard, Suite 150, Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

CombiMatrix Corporation (the “Company”) held its 2012 annual meeting of stockholders on June 20, 2012. The following proposals were approved according to the following final voting results:

1.          To elect the six (6) directors named in the proxy statement to serve until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified:

Director Candidate	For	Withheld	Broker Non-Votes

Mark McGowan	5,523,837	131,437	1,735,372
R. Judd Jessup	3,035,455	2,619,819	1,735,372
Scott Gottlieb, M.D.	4,022,999	1,632,275	1,735,372
Martin R. Felsenthal	2,888,572	2,766,702	1,735,372
Joseph P. Limber	3,539,451	2,115,823	1,735,372
Wei Richard Ding	3,539,451	2,115,823	1,735,372

2.          To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for 2012:

For	7,264,443
Against	120,464
Abstain	5,739
Broker non-votes	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION
(Registrant)

Dated: June 22, 2012	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer